                                                                   Exhibit 10.27


                 Amendment No. 3 to Fourth Amended and Restated
                         Receivables Purchase Agreement
                                       and
                    Reaffirmation of Performance Undertakings

               This Amendment No. 3 to Fourth Amended and Restated
Receivables Purchase Agreement and Reaffirmation of Performance Undertakings (this "AMENDMENT") is entered into as of August 13, 2004, among Dairy Group Receivables, L.P. ("DAIRY I"), Dairy Group Receivables II, L.P. ("DAIRY II"), Specialty Group Receivables, L.P. ("SPECIALTY"), Dean National Brand Group, L.P. ("NATIONAL BRAND" and together with Dairy I, Dairy II and Specialty, the "SELLERS" and each a "SELLER"), each entity signatory hereto as a Financial Institution (each a "FINANCIAL INSTITUTION" and collectively, the "FINANCIAL INSTITUTIONS"), each entity signatory hereto as a Company (each a "COMPANY" and collectively, the "COMPANIES"), Bank One, NA (Main Office Chicago), as Agent (the "AGENT"), and Dean Foods Company, as Provider ("PROVIDER"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fourth Amended and Restated Receivables Purchase Agreement, dated as of March 30, 2004, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent (as amended by Amendment No. 1 thereto, dated as of April 5, 2004, and as further amended by Amendment No. 2 thereto, dated as of June 3, 2004, the "RECEIVABLES PURCHASE AGREEMENT").

                                R E C I T A L S:

                  The Sellers, the Financial Institutions, the Companies, the Servicers and the Agent are parties to the Receivables Purchase Agreement.

                  In connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy I, (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy II, (iii) that certain Specialty Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty and (iv) that certain National Brand Performance Undertaking, dated as of March 30, 2004, by Provider in favor of National Brand (collectively, the "PERFORMANCE UNDERTAKINGS").

                  The Sellers, Companies, Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement, and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment,
Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating, in their entirety, the definitions of "Applicable Percentage", "Dean Credit Agreement" and "Intercreditor Agreement" where each such definition appears therein to read as follows:

                  "Applicable Percentage" means, as of any date of determination, the Applicable Percentage, under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), applicable to Revolving-1 Loans, under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), which are LIBOR Rate Loans, under and as defined in the Dean Credit Agreement (as in effect from time to time notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"); provided, that, as of any date of determination that the Dean Credit Agreement is not in effect (whether by reason of termination or otherwise), the Applicable Percentage hereunder shall be the Applicable Percentage under and as defined in the Dean Credit Agreement as in effect immediately prior to such ineffectiveness (notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), applicable to Revolving-1 Loans, under and as defined in the Dean Credit Agreement as in effect immediately prior to such ineffectiveness (notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement"), which are LIBOR Rate Loans, under and as defined in the Dean Credit Agreement as in effect immediately prior to such ineffectiveness (notwithstanding any language to the contrary contained in the definition of "Dean Credit Agreement").

                  "Dean Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of August 13, 2004, by and among Provider, certain Subsidiaries of Provider, the financial institutions party thereto as lenders, Bank One, NA, as syndication agent, Bank of America, N.A., Harris Trust and

                                       2
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS



         Savings Bank and SunTrust Bank, as documentation agents, and Wachovia Bank, National Association, as administrative agent, without giving effect to any amendment or other modification thereof.

                  "Intercreditor Agreement" means the Fourth Amended and Restated Intercreditor Agreement, dated as of August 13, 2004, by and between the Agent and Wachovia Bank, National Association, as administrative agent under the Dean Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

                  Section 2. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

                  Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                           (a)  Amendment.  This Amendment shall have been duly
executed and delivered by each of the parties hereto.

                           (b)  Representations and Warranties.  As of the date
hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                           (c)  No Amortization Event or Potential Amortization
Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                           (d)  Intercreditor Agreement.  The Agent shall have
received a duly executed copy of that certain Fourth Amended and Restated Intercreditor Agreement, dated as

                                       3
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


of the date hereof, by and between the Agent and Wachovia Bank, National Association, in form and substance satisfactory to the Agent, in its sole and absolute discretion.

                           (e)  Amendment Fees.  Each of the Purchasers shall
have received a non-refundable, fully-earned amendment fee equal to $10,000 in immediately available funds; provided that, with respect to the Purchaser for which Bank One, NA (Main Office Chicago) is the Financial Institution, such fee shall have been received by J.P. Morgan Securities, Inc.

                  Section 4.  Miscellaneous.

                           (a)  Effect; Ratification.  The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b)  Transaction Documents.  This Amendment is a
Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c)  Costs, Fees and Expenses.  Each Seller agrees to
reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d)  Counterparts.  This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                                       4
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                           (e)  Severability.  Any provision contained in this
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f)  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                           (g)  Confirmation of Ownership and/or Security
Interest. Each Seller hereby confirms (i) the sale and assignment of Purchaser Interests pursuant to Sections 1.1 and/or 1.2 of the Receivables Purchase Agreement and (ii) the grant of security interest pursuant to Section 14.14(b) of the Receivables Purchase Agreement to the Agent for the ratable benefit of the Purchasers in all of such Seller's right, title and interest in, to and under all Receivables, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof.

                            (Signature Pages Follow)




                                       5
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    DAIRY GROUP RECEIVABLES, L.P.,
                                    as a Seller

                                    By:    Dairy Group Receivables GP, LLC,
                                    Its:   General Partner

                                    DAIRY GROUP RECEIVABLES II, L.P.,
                                    as a Seller

                                    By:    Dairy Group Receivables GP II, LLC,
                                    Its:   General Partner

                                    SPECIALTY GROUP RECEIVABLES, L.P.,
                                    as a Seller

                                    By:    Specialty Group Receivables GP, LLC,
                                    Its:   General Partner

                                    DEAN NATIONAL BRAND GROUP, L.P.,
                                    as a Seller

                                    By:    Dean National Brand Group GP, LLC,
                                    Its:   General Partner


                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:






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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    FALCON ASSET SECURITIZATION
                                    CORPORATION, as a Company

                                    By:
                                        ----------------------------------------
                                    Name: Sherri Gerner
                                    Title: Authorized Signer

                                    BANK ONE, NA (MAIN OFFICE CHICAGO),
                                    as a Financial Institution and as Agent


                                    By:
                                        ----------------------------------------
                                    Name:  Sherri Gerner
                                    Title: Vice President


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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    ATLANTIC ASSET SECURITIZATION CORP.,
                                    as a Company

                                    By:    Calyon New York Branch (successor to
                                           Credit Lyonnais New York Branch)
                                    Its:   Attorney-In-Fact

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:



                                    CALYON NEW YORK BRANCH (successor to
                                    Credit Lyonnais New York Branch), as a
                                    Financial Institution

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:





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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                   NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:



                                   COOPERATIEVE CENTRALE RAIFFEISEN -
                                   BOERENLEENBANK B.A. "Rabobank International", New York Branch, as a Financial Institution

                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:


                                   By:
                                       ----------------------------------------
                                   Name:
                                   Title:











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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    BLUE RIDGE ASSET FUNDING CORPORATION,
                                    as a Company

                                    By:    Wachovia Capital Markets, LLC
                                    Its:   Attorney-In-Fact

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:



                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as a Financial Institution

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:
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                                  AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED
                                RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
                                                     OF PERFORMANCE UNDERTAKINGS


                                    DEAN FOODS COMPANY,
                                    as Provider

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title: